                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                SCOPE INDUSTRIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                                SCOPE INDUSTRIES
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 26, 1999

To the Shareholders of
Scope Industries:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Scope Industries will be held on Tuesday, October 26, 1999, at 2:00 o'clock P.M., California time, at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, for the following purposes:

          1. To consider amending the Bylaws of the Corporation to reduce the number of directors to not less than three, nor more than five, with the fixed number of directors to be four.

          2. To elect a board of four directors to serve for the ensuing year and until their successors have been elected and qualified. The nominees for election to the board are Robert Henigson, Meyer Luskin, William H. Mannon and Franklin Redlich.

          3. To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

     Only holders of shares of record on the books of the Corporation at the close of business on September 1, 1999 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. The transfer books will not be closed.

     A Proxy Statement and a proxy are enclosed with this Notice. All shareholders are requested to attend the Annual Meeting. However, whether or not you plan to attend in person, you are requested to fill in, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope to which no postage need be affixed if it is mailed in the United States. The giving of such proxy will not affect your right to vote in person if you attend the Annual Meeting.

                                          By Order of the Board of Directors,

                                              Eleanor R. Smith
                                                 Secretary

Santa Monica, California
September 20, 1999

                                SCOPE INDUSTRIES
                       233 WILSHIRE BOULEVARD, SUITE 310
                         SANTA MONICA, CALIFORNIA 90401
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 26, 1999

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scope Industries (the "Corporation") for use at the Annual Meeting of its shareholders to be held at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, on Tuesday, October 26, 1999 at 2:00 o'clock P.M., California time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of said Annual Meeting.

                          INFORMATION CONCERNING PROXY

     The persons named as proxies were selected by the Board of Directors. The shares represented by the proxies will be voted at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. Solicitation by the Board of Directors will be by mail. In addition to solicitation by mail, certain officers and agents of the Corporation may solicit proxies by telephone, telegraph and personal interview (the cost of which will be nominal). It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to beneficial owners and to obtain authorizations for the execution of proxies. They will be reimbursed by the Corporation for their out-of-pocket expenses incurred in connection therewith.

     The only matters of business which the Corporation's management intends to present at the Annual Meeting is a proposed amendment of the Bylaws to reduce the number of directors and the election of four directors to serve for the ensuing year and until their successors are elected and qualified.

     Shareholders who execute proxies may revoke them at any time before they are voted. Revocation may be effected by filing with the Secretary of the Corporation either an instrument revoking the proxy or a proxy bearing a later date, duly executed by the shareholder, or by written notice to the Corporation of the death or incapacity of the shareholder who executed the proxy. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the Annual Meeting and elects to vote in person.

     An Annual Report with certified financial statements for the fiscal year ended June 30, 1999 accompanied by a letter from the President to the shareholders, is included herewith. Such report and letter are not incorporated in, and are not a part of, this Proxy Statement and do not constitute proxy-soliciting material. The Corporation intends to mail this Proxy Statement and accompanying material on or about September 20, 1999.

              INFORMATION CONCERNING THE CORPORATION'S SECURITIES

     Shares of common stock (hereinafter sometimes called "shares") are the only voting securities of the Corporation. There were issued and outstanding at July 31, 1999, a total of 1,112,267 shares, all of which may be voted at the Annual Meeting. Only holders of shares of record on the books of the Corporation at the close of business on September 1, 1999 will be entitled to vote at the Annual Meeting.

     In the election of directors, shareholders are entitled to cumulate their votes for candidates whose names have been placed in nomination prior to the voting, if a shareholder has given notice at the Annual Meeting prior to the voting of his or her intention to cumulate votes. If votes for directors are to be cumulated, each share has the number of votes equal to the number of directors to be elected, which votes may be cast for one candidate or distributed among two or more candidates. On all matters other than election of directors, each share has one vote.

     The proxies solicited by the Corporation's Board of Directors will be voted for the amendment of the Bylaws and for the election of the nominees named below, and votes will be cumulated, if applicable, in such manner as the proxy holders may determine in their discretion unless, and to the extent, authority to do so is withheld in the enclosed proxy. If for any reason, one or more of the nominees should be unable to serve or refuse to serve as director (an event which the Board of Directors does not anticipate), the persons named in the enclosed proxy will vote for another candidate or candidates nominated by the Corporation's Board of Directors, and discretionary authority to do so is included in the proxy.

     The following table presents the beneficial ownership of the Corporation's shares by each beneficial owner of more than 5% of the Corporation's shares on July 31, 1999. Except as indicated below, there is no person known to the Corporation who owns beneficially 5% or more of the Corporation's shares.

                                                                                PERCENT OF
                      NAME OF                          AMOUNT AND NATURE       OUTSTANDING
                BENEFICIAL OWNER(1)                  OF BENEFICIAL OWNER(2)    COMMON STOCK
                -------------------                  ----------------------    ------------
Meyer Luskin.......................................      607,050 shares(3)         54.3%
Paul D. Saltman, Ph.D. ............................       71,000 shares             6.4%
Robert Henigson....................................       62,900 shares             5.7%
Dimenesional Fund Advisors, Inc. ..................       72,250 shares(4)          6.5%
  1299 Ocean Avenue
  Santa Monica, CA 90401

---------------
(1) The address of each person named in the table (except Dimensional Fund Advisors, Inc.) is c/o Scope Industries, 233 Wilshire Blvd., Ste. 310, Santa Monica, California 90401.

(2) The named beneficial owners have sole voting and investment power with respect to the listed shares, except as otherwise indicated in the footnotes below.

(3) Includes 5,250 currently unissued shares, subject to options, which shares Mr. Luskin has a right to acquire within 60 days. Mr. Luskin holds the shares jointly with his wife as co-trustees of a family trust.

(4) Dimensional Fund Advisors, Inc., a registered investment advisor, is deemed to have a beneficial interest of 72,250 shares, all of which shares are held in several portfolios for which Dimensional Fund Advisors, Inc. serve as investment managers. Dimensional Fund Advisors, Inc. disclaims the beneficial ownership of all such shares.

     The following table presents the beneficial ownership of the Corporation's shares by each director, each nominee for director and each executive officer named in the Summary Compensation Table and all directors and executive officers as a group on July 31, 1999.

                                                                                PERCENT OF
                      NAME OF                          AMOUNT AND NATURE       OUTSTANDING
                BENEFICIAL OWNER(1)                  OF BENEFICIAL OWNER(2)    COMMON STOCK
                -------------------                  ----------------------    ------------
Meyer Luskin.......................................      607,050 shares(3)         54.3%
Paul D. Saltman, Ph.D. ............................       71,000 shares             6.4%
Robert Henigson....................................       62,900 shares             5.7%
Franklin Redlich...................................        1,200 shares             0.1%
William H. Mannon..................................       13,264 shares             1.2%
F. Duane Turney....................................            0 shares             0.0%
John J. Crowley....................................        9,250 shares(3)          0.8%
Eleanor R. Smith...................................       14,932 shares(3)          1.3%
All Directors and Executive Officers as a group (8
  persons).........................................      779,596 shares(4)         69.2%

---------------
(1) The address of each person named in the table is c/o Scope Industries, 233 Wilshire Blvd., Suite 310, Santa Monica, California 90401.

(2) The named beneficial owners have sole voting and investment power with respect to the listed shares, except as otherwise indicated in the footnotes below.

(3) Includes 5,250, 4,850 and 4,750 currently unissued shares, subject to options, which Messrs Luskin, and Crowley, and Ms. Smith, respectively, have a right to acquire within 60 days. Mr. Luskin holds his shares jointly with his wife as co-trustees of a family trust.

(4) Includes 14,850 currently unissued shares, subject to options, which certain executive officers have a right to acquire within 60 days.

                              AMENDMENT OF BYLAWS

     The Bylaws of the Corporation provide that the number of directors of the Corporation shall be not less than five, nor more than nine. Since 1987, the Corporation has had five directors, which is at the low end of the range provided in the Bylaws. Dr. Paul Saltman, who has been a valued member of the Board of Directors since 1969, is not able to stand for re-election, and the Board of Directors has not identified a qualified replacement to be nominated for the Board of Directors. The Board of Directors believes that it is in the best interest of the Corporation to maintain the existing Board and, accordingly, believes that it is in the best interest of the Corporation and its shareholders to amend the Bylaws to provide for not less than three, nor more than five directors, with the exact number of directors to be fixed from time to time by the Board of Directors. Initially, upon approval of the amendment, the number of directors would be four, but the Board of Directors would have the flexibility to increase the number of directors to five in the event that a suitable candidate is identified.

     THE BOARD OF DIRECTORS, THEREFORE, RECOMMENDS THAT SECTION 10 OF THE BYLAWS BE AMENDED TO READ AS FOLLOWS:

          "The number of directors of the Corporation shall not be less than three, nor more than five. The exact number of directors shall be fixed from time to time, within the limits specified in this Section 10 by a Bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors."

          The Board of Directors further recommends that Section 10-A be revised to read:

          "The number of directors of this Corporation shall be four until changed by Bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors amending this Section 10-A."

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT OF THE BYLAWS SET FORTH ABOVE.

              ELECTION OF DIRECTORS AND INFORMATION AS TO NOMINEES

     Each of the four incumbent directors who comprise the Board has been elected to serve until the next succeeding Annual Meeting of Shareholders and the election and qualification of his successor. The term of office of each present director of the Corporation expires October 26, 1999, which is the date of the Annual Meeting. Four directors of the Corporation will be elected at the Meeting. The nominees of the Board of Directors for election at the Meeting as directors of the Corporation and certain information concerning such nominees follows.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE CORPORATION.

     ROBERT HENIGSON, a director of the corporation since October 1996, is an investor and retired attorney. He was previously a director of the Corporation from May 1969 until August 1987. Mr. Henigson holds Bachelor of Science and Master of Science degrees from the California Institute of Technology. He received his L.L.B. from Harvard Law School. Mr. Henigson is a director of Myricom, Incorporated, Reliance Steel & Aluminum Co. and Stamet, Incorporated. He is 73 years old.
     Member: Audit Committee; Compensation Committee; Stock Option Committee

     MEYER LUSKIN, the Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation since 1961, has been a director of the Corporation since November 1958. He also serves as Chief Executive Officer of Scope Products, Inc., the Corporation's largest subsidiary. Mr. Luskin received a Bachelor of Arts degree from University of California at Los Angeles and a Master of Business Administration degree from Stanford University. Mr. Luskin is responsible primarily for the formation of overall corporate policy and operations of the Corporation's main business groups and has been an employee of the Corporation since 1961. Mr. Luskin is a director of OSI Systems, Inc., Stamet, Incorporated and Chromagen, Inc. He is 73 years old.
     Member: Retirement Savings Plan Committee; Retirement Profit Sharing Plan Committee

     WILLIAM H. MANNON, a director of the Corporation since September 1966, served as Vice President and Secretary of the Corporation from 1966 until his retirement in August 1986. Since his retirement, Mr. Mannon has served as a consultant to the Corporation. He was previously a director of the Corporation from May 1953 until May 1958 and again from September 1962 until November 1965. Mr. Mannon holds a Bachelor of Arts degree from Stanford University in Mineral Sciences. Mr. Mannon is a director of Ojai Oil Company. He is 78 years old.
     Member: Audit Committee

     FRANKLIN REDLICH, a director of the Corporation since September 1968, was the President of Holiday Stores, a retail dealer in hardware from 1956 until his retirement in 1993. Mr. Redlich received his Bachelor of Arts and Master of Business Administration degrees from Stanford University. He is 72 years old.
     Member: Audit Committee; Compensation Committee; Stock Option Committee

     It is intended that proxies given to the persons named in the accompanying proxy will be voted for the election of the nominees above named unless directed otherwise. In voting the proxies for election of directors, the persons named in the proxies have the right to cumulate the votes for directors covered by said proxies (unless otherwise instructed) on the principle described above under the caption "Information Concerning the Corporation's Securities" and may do so if such action is deemed desirable.

     The term of office for each director elected at the annual meeting will expire on October 24, 2000, provided that, if for any reason an election of directors is not held on October 24, 2000, the directors who are elected at the Annual Meeting on October 26, 1999 will continue to serve until their respective successors have been elected and qualified.

     All of the nominees for the office of director are currently directors of the Corporation. Each of the directors was elected to his present term of office by vote of the shareholders of the Corporation at the Annual Meeting of Shareholders held October 27, 1998.

     Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the date of the Annual Meeting or any adjournment thereof any nominee declines or is unable to serve, the proxies will be voted for such other person for director as the Board of Directors may select or, if no person is so selected, as the persons named in the proxies may, in their discretion, select.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL NOMINEES TO BE MEMBERS OF THE BOARD OF DIRECTORS.

                             EXECUTIVE COMPENSATION

     The following table summarizes certain information concerning the compensation paid by the Corporation during fiscal years 1997, 1998 and 1999 to its chief executive officer and each of the other four most highly compensated executive officers whose aggregate salary and bonus exceeded $100,000 for services rendered in all capacities to the Corporation during fiscal 1999:

SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                             FISCAL    ANNUAL COMPENSATION    ------------
                                              YEAR     --------------------     OPTIONS/      ALL OTHER
                                              ENDED     SALARY      BONUS         SARS       COMPENSATION
             NAME AND POSITION               JUNE 30      ($)        ($)          (#)           ($)(1)
             -----------------               -------   ---------   --------   ------------   ------------
Meyer Luskin...............................   1999     $529,264    $     0         0           $52,920
  Chairman, President and                     1998      505,333          0         0            76,088
  Chief Executive Officer                     1997      480,769          0         0           131,340
F. Duane Turney............................   1999      134,823          0         0            13,520
  President of subsidiary                     1998      134,480      7,000         0            13,000
  (Scope Beauty Enterprises, Inc.)            1997      135,000      8,000         0            13,520
John J. Crowley............................   1999      146,115          0         0            14,600
  Vice President-Finance and                  1998      140,244     10,000         0            26,967
  Chief Financial Officer                     1997      133,615          0         0            53,470
Eleanor R. Smith...........................   1999      113,293          0         0            11,370
  Secretary and Controller                    1998      108,710          0         0            20,966
                                              1997      104,135          0         0            41,681

---------------
(1) "All Other Compensation" includes the Corporation's 100% matching contributions to the Retirement Savings Plan for Officers and Executives and contributions to the Retirement Profit Sharing Plan.

     No other executive officer of the Corporation received salary and bonus of more than $100,000 during fiscal 1999.

FISCAL 1999 OPTION GRANTS

     No options were granted during fiscal 1999 to any of the executive officers identified in the Summary Compensation Table.

FISCAL YEAR 1999 AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

                                                       NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                               SHARES     VALUE             OPTIONS AT               IN-THE MONEY OPTIONS
                              ACQUIRED   REALIZED         FISCAL YEAR END            AT FISCAL YEAR END(1)
                                 ON         ON      ---------------------------   ---------------------------
                              EXERCISE   EXERCISE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           NAME                 (#)       ($)(1)        (#)            (#)            ($)            ($)
           ----               --------   --------   -----------   -------------   -----------   -------------
Meyer Luskin...............       0            0       5,250           750         $183,561        $23,100
F. Duane Turney............       0            0           0             0                0              0
John J. Crowley............     400       16,650       4,850           750          182,125         25,500
Eleanor R. Smith...........     500       21,312       4,750           750          178,062         25,500

---------------
(1) The values represent the difference between the exercise price of the options and the market price of the underlying securities on the date of exercise and at fiscal year-end, respectively.

     No Stock Appreciation Rights (SARS) are held by any of the named executive officers.

                          CERTAIN RELATED TRANSACTIONS

     During the fiscal year ended June 30, 1998 the Corporation purchased 707,693 shares of Chromagen, Inc. at at cost of $2,000,002, representing approximately 10% of Chromagen's outstanding capital stock. The Corporation also has provided Chromagen a loan in the principal amount of $510,031, secured by property and equipment. Chromagen is a privately held "Enterprise in the Development Stage". It functions as a biotech research company for pharmaceutical industry applications. Meyer Luskin, an officer and director of the Corporation, is a director of Chromagen.

     During the fiscal year ended June 30, 1999, the Corporation paid fees to Arter & Hadden LLP, in the approximate amount of $89,500 for legal services rendered. Robert Henigson, a director of the Corporation, was formerly a partner of Lawler, Felix & Hall, the predecessor to Arter & Hadden.

     William H. Mannon, who is a director of the Corporation, has acted as a consultant to the Corporation since his retirement in 1986 and has been compensated for his services at the rate of $1,000 per month. The Corporation expects to continue to consult with Mr. Mannon in the near future.

                            DIRECTORS' COMPENSATION

     From July 1, 1998 through June 30, 1999, each outside director of the Corporation received a compensation of $4,000 annually plus a $1,000 fee and reimbursements for certain expenses for each of the Board of Directors meetings attended.

                       MEETINGS OF THE BOARD OF DIRECTORS
                          AND FUNCTIONS OF COMMITTEES

     During the fiscal year July 1, 1998 through June 30, 1999, the Board of Directors of the Corporation held four regular meetings. No person attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of committee meetings held by the committee on which he served.

     The committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Retirement Savings Plan Committee, the Retirement Profit Sharing Plan Committee and the Stock Option Committee. In addition to Mr. Luskin, Mr. Crowley and Ms. Smith serve on both the Retirement Savings Plan Committee and the Retirement Profit Sharing Plan Committee. Messrs. Henigson, Redlich, and Mannon currently serve on the Audit Committee. Messrs. Henigson and Redlich currently serve on the Stock Option Committee and the Compensation Committee. All of the committees met once formally during the last fiscal year, although the members of each committee confer informally from time to time.

     The Audit Committee confers formally with the Corporation's independent auditor once annually, as well as with the members of the Corporation's management and those performing internal accounting functions, to inquire as to the manner in which the respective responsibilities of these groups and individuals are being discharged. Reports of the Audit Committee's findings are made to the Board of Directors. The Audit Committee makes recommendations to the Board of Directors with respect to the scope of the audit conducted by the independent auditors of the Corporation and the related fees, the accounting principles being applied by the Corporation in financial reporting, the scope of internal financial accounting procedures and the adequacy of internal controls.

     The Compensation Committee reviews and approves the salaries of all officers of the Corporation. It also reviews and makes recommendations as appropriate for compensation plans of subsidiary and division officers.

     The Retirement Savings Plan, Retirement Profit Sharing Plan and Stock Option Committees monitor the respective plans. Their functions include an overview of proper compliance with the requirements of the respective plans and periodic reports to the Board of Directors.

     The Corporation has no standing Nominating Committee at the present time. Nominations for the Board of Directors are made and considered by the Board of Directors as a whole. Compensation policies are also considered and established by the Board of Directors acting as a whole.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     It is the responsibility of the Compensation Committee to set policy for administering the Company's executive compensation plans and to make recommendations to the Board as appropriate. These plans for executive officers include base salaries, stock options, and any other forms of remuneration.

     The Committee annually reviews in detail all aspects of compensation for the Chief Executive Officer and other executive officers. The Committee also reviews executive compensation surveys, compensation reports of other public companies of similar size, and other data in determining policies.

     Cash compensation is provided to officers in the form of base salaries. Base salaries are reviewed to determine if adjustment is necessary based on competitive practices and economic conditions. Salaries are adjusted, if appropriate, based on individual performance and for changes in job content and responsibilities. None of the officers or executives is compensated under an employment agreement.

     The Committee may grant incentive awards to corporate and division executives. Officers and facility managers of Scope Products, Inc. are entitled to participate in the Corporation's Retirement Profit Sharing Plan which, by formula, determines the share of profits of that subsidiary which is to be contributed to the Plan for the benefit of the participants. The Compensation Committee has no authority to change that share but the Plan participants, nevertheless, are incentivized by virtue of the performance of Scope Products, Inc. The Committee evaluates the combination of base pay and incentive awards so that, in combination, highly talented executives can be attracted, retained and motivated to consistently improve the financial performance of the Company.

     Long term incentive awards in the form of stock options are available to be awarded to executive officers and key employees of the Company under the 1992 Stock Option Plan. Options to purchase shares of the Company's stock at not less than the fair market value of shares on the date the option is granted, have a term of five years and become exercisable on a cumulative basis at 25% each year after one year. No options were granted under the Plan in fiscal 1999. There are currently 25,000 shares available under the Plan for future options grants. The Stock Option Plan provides a link between executive compensation and increasing shareholder value through stock performance over an extended period.

     Mr. Luskin, Chief Executive Officer, participates in the same compensation programs provided to the other executives. The Committee based the fiscal 1999 compensation of Mr. Luskin on the policies and procedures described above. Among the factors considered by the Committee in determining the Chief Executive Officer's compensation is the performance of the corporation as a whole and his individual performance both as CEO of the Corporation and as the Chief Executive Officer of Scope Products, Inc., the Corporation's largest subsidiary.

     No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries.

                                          Compensation Committee:

                                          Robert Henigson
                                          Franklin Redlich
                                          Paul Saltman, Ph.D.

August 20, 1999

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Corporation's common stock with the cumulative total return of the Standard & Poor's Composite 500 Stock Index (S&P 500), the Standard & Poor's Small Cap 600 Index and the Standard & Poor's Waste Management Industry Index for the five-year period ended June 30, 1999. It assumes the investment of $100 at the beginning of the five-year period in the Corporation's common stock, the S&P 500, the Small Cap 600 Index and the Waste Management Index and the reinvestment of all dividends.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG SCOPE INDUSTRIES, THE S&P 500 INDEX,
                           THE S&P SMALLCAP 600 INDEX
                       AND THE S&P WASTE MANAGEMENT INDEX

                                                                    S&P WASTE                                 S&P SMALL CAP 600
                                          SCOPE INDUSTRIES       MANAGEMENT INDEX        S&P 500 INDEX              INDEX
                                          ----------------       ----------------        -------------        -----------------
Jun94                                           100                    100                    100                    100
Jun95                                            99                    114                    126                    120
Jun96                                           148                    119                    159                    152
Jun97                                           221                    131                    214                    185
Jun98                                           295                    143                    279                    220
Jun99                                           281                    162                    342                    224

---------------

* $100 Invested on 6/30/94 in stock or index -- including reinvestment of dividends, fiscal year ending June 30.

The Corporation has a unique combination of businesses, including the hauling, processing and distribution of bakery waste products and cosmetology vocational schools. There is no published industry or line of business index that accurately reflects either of these lines of business alone nor is there one for the combination. Similarly, the Corporation has been unable to establish a peer group because few companies in these lines of business are publicly-traded, and, consequently, limited or no information is available for the Corporation's competitors in each of these industries. The Corporation has elected to show on its Performance Graph a comparison of the Corporation's stock performance with the performance of the Standard & Poor's Waste Management Index and, the Standard & Poor's Small Cap 600 Index with the hope that this information will be helpful. The Corporation has selected the Standard & Poor's Waste Management Index, which consists principally of companies engaged in hauling wastes, but does not include companies engaged in processing or recycling such wastes, because it is the index closest to the Corporation's primary line of business. It does not contain comparable information with respect to the Corporation's vocational schools, however, and does not accurately reflect the waste recycling business in which the Corporation is engaged. The Standard & Poor's Small Cap 600 Index reflects information for companies in various lines of business but with similar market capitalization to that of the Corporation.

                         COMPLIANCE WITH SECTION 16(A)

     The Corporation is not aware of any officer, director or beneficial owner of more than 10% of the Corporation's common stock who failed to file on a timely basis any reports required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, during the fiscal year ended June 30, 1999.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as the Corporation's independent auditors since April 1988. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     While management has no reason to believe that any other business will be presented, if any other matters should properly come before the Annual Meeting, the proxies will be voted as to such matters in accordance with the best judgment of the proxy holders.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2000 Annual Meeting and included in the Corporation's proxy materials relating to such meeting must be received not later than May 10, 2000. Such proposals must be addressed to the Secretary of the Corporation.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS ADDRESS APPEARING AT THE TOP OF THE FIRST PAGE OF THIS PROXY STATEMENT, A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                          By Order of the Board of Directors,

                                              Eleanor R. Smith
                                                 Secretary

Santa Monica, California
September 20, 1999

[SCOPE INDUSTRIES LOGO}
                                  SCOPE INDUSTRIES                         PROXY

  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 26, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of SCOPE INDUSTRIES (the "Corporation") hereby appoints MEYER LUSKIN, ELEANOR R. SMITH, and JOHN J. CROWLEY, and each of them proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all shares of stock of the Corporation to be held at Scope Industries, 233 Wilshire Blvd., Suite 310, Santa Monica, CA 90401, at the hour of 2:00 o'clock P.M., California time on Tuesday, October 26, 1999 or at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

    (1) To amend bylaws to reduce the authorized number of directors to a minimum of three and a maximum of five.

                             FOR [ ]    AGAINST [ ]

    (2) ELECTION OF DIRECTORS                FOR all nominees listed below (except    WITHHOLD AUTHORITY
                                             as marked to the contrary below) [ ]     to vote for all nominees listed
                                                                                      below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

       Robert Henigson, Meyer Luskin, William H. Mannon, Franklin Redlich

    (3) In their discretion on such matters as may properly come before the meeting or any adjournment thereof.

  CONTINUED ON THE OTHER SIDE. PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN
                                   PROMPTLY.

                          (CONTINUED FROM OTHER SIDE)

    Any proxy heretofore given with respect to the shares covered by this proxy is hereby revoked. A majority of said proxies present and acting at the meeting (or if only one shall be present and acting, then that one) shall have and may exercise all of the powers of all said proxies hereunder. THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE SUCH SHARES SHALL BE VOTED FOR THE AMENDMENT OF THE BYLAWS, FOR THE ELECTION AS A DIRECTOR OF EACH NOMINEE NAMED ABOVE (AND VOTES WILL BE CUMULATED, IF APPLICABLE, IN SUCH MANNER AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION) AND AS THE PROXY HOLDERS DETERMINE IN THEIR DISCRETION AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. Receipt of the accompanying proxy statement is hereby acknowledged by the undersigned shareholder.

                                                  The giving of this proxy
                                                  does not affect the right
                                                  of the undersigned
                                                  shareholder to vote in
                                                  person should such
                                                  shareholder attend the
                                                  meeting. This proxy may
                                                  be revoked at any time
                                                  before it is voted.

                                                  Dated this   day of     , 1999
                                                            ---      -----

                                                  ------------------------------
                                                          (Signature)

                                                  ------------------------------
                                                       (Signature if held
                                                            jointly)

                                                      (Please sign as name
                                                         appears herein.
                                                    Joint owners should each
                                                             sign.)

          PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.